F’25 Q1 Financial Results Brady Corporation November 18, 2024

Forward-Looking Statements In this news release, statements that are not reported financial results or other historic information are “forward-looking statements.” These forward-looking statements relate to, among other things, the Company's future financial position, business strategy, targets, projected sales, costs, income, capital expenditures, debt levels and cash flows, and plans and objectives of management for future operations. The use of words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “project,” “plan” or similar terminology are generally intended to identify forward-looking statements. These forward-looking statements by their nature address matters that are, to different degrees, uncertain and are subject to risks, assumptions, and other factors, some of which are beyond Brady’s control, that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. For Brady, uncertainties arise from: increased cost of raw materials and labor as well as raw material shortages and supply chain disruptions; decreased demand for our products; our ability to compete effectively or to successfully execute our strategy; our ability to develop technologically advanced products that meet customer demands; Brady’s ability to identify, integrate, and grow acquired companies, and to manage contingent liabilities from divested businesses; difficulties in protecting our websites, networks and systems against security breaches; risks associated with the loss of key employees; extensive regulations by U.S. and non-U.S. governmental and self-regulatory entities; global climate change and environmental regulations; litigation, including product liability claims; foreign currency fluctuations; potential write-offs of goodwill and other intangible assets; differing interests of voting and non-voting shareholders and changes in the regulatory and business environment around dual-class voting structures; changes in tax legislation and tax rates; numerous other matters of national, regional and global scale, including major public health crises and government responses thereto and those of a political, economic, business, competitive, and regulatory nature contained from time to time in Brady’s U.S. Securities and Exchange Commission filings, including, but not limited to, those factors listed in the “Risk Factors” section within Item 1A of Part I of Brady’s Form 10-K for the year ended July 31, 2024. These uncertainties may cause Brady's actual future results to be materially different than those expressed in its forward- looking statements. Brady does not undertake to update its forward-looking statements except as required by law. 2

Q1 F’25 Highlights 3 * Adjusted Diluted Earnings per Share is a non-GAAP measure. See appendix. Organic sales growth of 3.6%. Americas & Asia organic sales growth of 5.1%. Europe & Australia organic sales growth of 0.7%. Acquisition growth of 9.9%. Sales Growth GPM of 50.3% compared to 51.7% in Q1 of F’24. Gross profit includes purchase accounting adjustments related to the acquisition of Gravotech. Gross Profit Margin GAAP EPS of $0.97 was consistent with Q1 of last year. Adjusted Diluted Earnings per Share* increased 12.0% to $1.12 in Q1 of F’25 compared to $1.00 in Q1 of F’24. Growth in Adjusted Diluted Earnings per Share* Acquired businesses for $140.6M. Paid dividends of $11.4M. In a net cash position of $29.0M at October 31, 2024. Returning Capital to our Shareholders

Sales Overview 4 Q1 F’25 SALES: Total sales increased 13.6%. Organic sales increased 3.6%. • Americas & Asia – Organic sales increased 5.1%. • Europe & Australia – Organic sales increased 0.7%. Foreign currency translation increased sales 1.2%. Acquisitions net of divestitures increased sales 8.8%. $321 $318 $339 $324 $323 $326 $337 $346 $332 $323 $343 $343 $377 $225 $250 $275 $300 $325 $350 $375 Q1 F'22 7.0% Q2 F'22 13.1% Q3 F'22 9.0% Q4 F'22 9.0% Q1 F'23 6.9% Q2 F'23 6.3% Q3 F'23 1.9% Q4 F'23 6.9% Q1 F'24 2.7% Q2 F'24 1.6% Q3 F'24 4.5% Q4 F'24 1.6% Q1 F'25 3.6%Organic Growth SALES (millions of USD) Q1 F’25 SALES COMMENTARY: Organic sales grew 5.0% in the Americas with growth in all major product lines. Asia organic sales grew 6.3% with growth across the region offsetting a decline in organic sales in China. Organic sales grew 1.1% in Europe with growth in safety and facility identification and people identification. Australia organic sales declined 1.9%.

Gross Profit Margin 5 $155 $149 $164 $163 $155 $156 $170 $176 $172 $162 $177 $177 $190 48.2% 47.0% 48.4% 50.4% 48.1% 48.0% 50.3% 50.8% 51.7% 50.2% 51.6% 51.6% 50.3% 38% 40% 42% 44% 46% 48% 50% 52% $100 $125 $150 $175 $200 Q1 F'22 Q2 F'22 Q3 F'22 Q4 F'22 Q1 F'23 Q2 F'23 Q3 F'23 Q4 F'23 Q1 F'24 Q2 F'24 Q3 F'24 Q4 F'24 Q1 F'25 GROSS PROFIT & GPM% (millions of USD) Q1 F’25 – GROSS PROFIT MARGIN: Gross profit margin of 50.3% compared to 51.7% in Q1 of F’24. The non-recurring impact of purchase accounting charges related to our acquisition of Gravotech reduced our gross profit margin by approximately 110 basis points. Inflation continues, but we are experiencing a reduced rate of inflation in most geographies.

SG&A Expense 6 Q1 F’25 – SG&A EXPENSE: SG&A expense increased as a percent of sales when compared to Q1 last year primarily due to increased amortization and other acquisition-related expenses. Inflation continues in certain geographies. We continue to focus on identifying and executing sustainable efficiency gains in order to offset cost increases, while making the necessary investments to drive future sales growth. $97 $93 $96 $95 $90 $92 $91 $97 $96 $91 $96 $93 $112 30.1% 29.1% 28.4% 29.2% 27.9% 28.3% 27.0% 28.2% 29.0% 28.3% 27.9% 27.2% 29.7% 10% 15% 20% 25% 30% 35% $60 $70 $80 $90 $100 $110 $120 Q1 F'22 Q2 F'22 Q3 F'22 Q4 F'22 Q1 F'23 Q2 F'23 Q3 F'23 Q4 F'23 Q1 F'24 Q2 F'24 Q3 F'24 Q4 F'24 Q1 F'25 SG&A EXPENSE AND SG&A EXPENSE AS A % OF SALES (millions of USD)

R&D Expense 7 Q1 F’25 – R&D EXPENSE: We remain committed to our investments in R&D in order to drive profitable long-term sales growth. We are focused on ensuring that our R&D spend is both efficient and effective. $13.9 $14.0 $14.9 $15.8 $13.9 $15.4 $15.7 $16.3 $15.7 $16.8 $17.7 $17.5 $18.9 4.3% 4.4% 4.4% 4.9% 4.3% 4.7% 4.7% 4.7% 4.7% 5.2% 5.1% 5.1% 5.0% 1.5% 2.5% 3.5% 4.5% 5.5% $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 $20.0 Q1 F'22 Q2 F'22 Q3 F'22 Q4 F'22 Q1 F'23 Q2 F'23 Q3 F'23 Q4 F'23 Q1 F'24 Q2 F'24 Q3 F'24 Q4 F'24 Q1 F'25 R&D EXPENSE AND R&D EXPENSE AS A % OF SALES (millions of USD)

Income Before Income Taxes 8 $44.7 $42.0 $51.3 $54.0 $50.3 $48.5 $63.0 $63.8 $59.4 $55.8 $64.4 $68.2 $58.8 $10 $20 $30 $40 $50 $60 $70 Q1 F'22 5.8% Q2 F'22 6.7% Q3 F'22 7.3% Q4 F'22 29.7% Q1 F'23 12.6% Q2 F'23 15.4% Q3 F'23 23.0% Q4 F'23 18.2% Q1 F'24 18.0% Q2 F'24 15.1% Q3 F'24 2.2% Q4 F'24 6.9% Q1 F'25 (1.0%) * Adjusted Income Before Income Taxes is a non-GAAP measure. See appendix. (millions of USD)INCOME BEFORE INCOME TAXES (GAAP) Q1 F’25 – INCOME BEFORE INCOME TAXES: GAAP Income before income taxes was down 1.0% to $58.8M in Q1 of F’25 compared to $59.4M in Q1 of F’24. Excluding adjusted* items from both periods, income before income taxes was up 11.0% to $68.6M in Q1 of F’25 compared to $61.8M in Q1 of F’24. Year-on-Year Growth (Decline)

9

Net Income & Diluted EPS


NET INCOME (GAAP)
(millions of USD)
$60
$50
$40
$30
$20
$35.0
$33.8
$40.1
$41.1
$39.4
$38.0
$48.1
$49.4
$47.2
$43.6
$50.9
$55.5
$46.8
Q1 F'22
Q2 F'22
Q3 F'22
Q4 F'22
Q1 F'23
Q2 F'23
Q3 F'23
Q4 F'23
Q1 F'24
Q2 F'24
Q3 F'24
Q4 F'24
Q1 F'25


DILUTED EPS (GAAP)
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.67
$0.65
$0.78
$0.81
$0.79
$0.76
$0.96
$1.00
$0.97
$0.90
$1.05
$1.15
$0.97
Q1 F'22
Q2 F'22
Q3 F'22
Q4 F'22
Q1 F'23
Q2 F'23
Q3 F'23
Q4 F'23
Q1 F'24
Q2 F'24
Q3 F'24
Q4 F'24
Q1 F'25

Q1 F’25 – NET INCOME & DILUTED EPS:

- GAAP Net Income was $46.8M in Q1 of F’25 compared to $47.2M in Q1 of F’24 (a decrease of 1.0%).
  - Adjusted Net Income* was $54.2M in Q1 of F’25 compared to $49.1M in Q1 of F’24 (an increase of 10.4%).
- GAAP Diluted EPS was $0.97 in Q1 of F’25 and in Q1 of F’24.
  - Adjusted Diluted EPS* was $1.12 in Q1 of F’25 compared to $1.00 in Q1 of F’24 (an increase of 12.0%).

* Adjusted Net Income and Adjusted Diluted EPS are non-GAAP measures. See appendix.

Cash Generation 10 CASH FLOW FROM OPERATING ACTIVITIES $27.5 ($3.2) $40.9 $53.2 $28.0 $29.4 $72.5 $79.3 $62.3 $36.1 $72.7 $84.0 $23.4 -$5 $20 $45 $70 $95 Q1 F'22 78% Q2 F'22 (9%) Q3 F'22 102% Q4 F'22 130% Q1 F'23 71% Q2 F'23 77% Q3 F'23 151% Q4 F'23 161% Q1 F'24 132% Q2 F'24 83% Q3 F'24 143% Q4 F'24 151% Q1 F'25 50%% of Net Income CASH FLOWS IN Q1 OF F’25: Overview: Cash flow from operating activities was $23.4M in Q1 of F’25 vs. $62.3M in Q1 of F’24. Free cash flow* was $16.1M in Q1 of F’25 compared to $51.0M in Q1 of F’24. We invested $140.6M in acquisitions in Q1 of F’25. We returned $11.4M to our shareholders in the form of dividends. * Free cash flow is calculated as Net Cash Provided by Operating Activities less Capital Expenditures. (millions of USD) (millions of USD) 3 Mos. Ended Oct. 31, 2024 3 Mos. Ended Oct. 31, 2023 Cash Balance - Beginning of Period 250.1$ 151.5$ Cash Flow from Operating Activities 23.4 62.3 Capital Expenditures (7.3) (11.3) Dividends (11.4) (11.3) Share Repurchases - (14.1) Business Acquisitions (140.6) - Debt Borrowings / (Repayments) 25.7 2.6 Effect of Exchange Rates on Cash 1.8 (5.7) Other 4.0 1.5 Cash Balance - End of Period 145.7$ 175.4$

Net Cash 11 STRONG BALANCE SHEET: October 31, 2024 cash = $145.7M. October 31, 2024 debt = $116.6M. Balance sheet provides flexibility for future organic and inorganic investments. $91 $64 $26 $19 $15 $31 $84 $102 $123 $96 $97 $159 $29 $0 $50 $100 $150 $200 $250 $300 $350 Q1 F'22 Q2 F'22 Q3 F'22 Q4 F'22 Q1 F'23 Q2 F'23 Q3 F'23 Q4 F'23 Q1 F'24 Q2 F'24 Q3 F'24 Q4 F'24 Q1 F'25 NET CASH (millions of USD)

F’25 Diluted EPS Guidance GAAP Diluted EPS $4.02 to $4.32 F’25 Adjusted Diluted EPS* $4.40 to $4.70 Guidance Assumptions: Organic sales growth in the low-single digit percentages. Full-year income tax rate of approximately 20%. Foreign currency exchange rates as of October 31, 2024. Depreciation and amortization expense of approximately $40M. Capital expenditures of approximately $35M. Adjusted Diluted EPS guidance represents a range of 4.3% growth to 11.4% growth vs. F’24. 12 * Adjusted Diluted EPS is a non-GAAP measure. See appendix.

Americas & Asia 13 • Revenues increased 10.7% in Q1 of F’25: • Organic growth = + 5.1%. • Fx decrease = (0.2%). • Acquisition = + 7.4% • Divestiture = (1.6%). • Organic sales grew 5.0% in the Americas with growth in all major product lines. • Organic sales grew 6.3% in Asia; growth throughout the region more than offset an organic sales decline in China. • Growth in segment profit due to organic sales growth in higher gross margin product lines, which was partially offset by certain acquisition-related costs and purchase accounting adjustments. Q1 F’25 SUMMARY:Q1 F’25 vs. Q1 F’24 (millions of USD) $218 $220 $223 $227 $222 $212 $225 $228 $245 19% 18% 22% 22% 23% 21% 22% 23% 22% 0% 5% 10% 15% 20% 25% $100 $150 $200 $250 $300 Q1 F'23 4.0% (1.4%) - Q2 F'23 6.9% (1.0%) - Q3 F'23 1.2% (0.8%) (0.3%) Q4 F'23 5.6% (0.2%) (1.0%) Q1 F'24 3.3% - (1.9%) Q2 F'24 1.2% 0.1% (5.1%) Q3 F'24 4.5% (0.1%) (3.5%) Q4 F'24 3.4% (0.8%) (2.2%) Q1 F'25 5.1% (0.2%) 5.8% SALES & SEGMENT PROFIT % (millions of USD) Q1 F’25 Q1 F’24 Change Sales $ 245.4 $ 221.6 10.7% Segment Profit 54.9 49.9 + 10.0% Segment Profit % 22.4% 22.5% - 10 bps • Organic sales growth in the low-single digit percentages in F’25. • Continued growth in segment profit. OUTLOOK: Organic For. Curr. Acq. & Div.

Europe & Australia 14 • Revenues increased 19.3% in Q1 of F’25: • Organic growth = 0.7%. • Fx increase = 3.6%. • Acquisition = 15.0% • Organic sales grew 1.1% in Europe primarily due to growth in the safety and facility identification and people identification product lines. • Organic sales declined 1.9% in Australia primarily due to a decline in the wire identification product line. • Segment profit decreased primarily due to acquisition-related costs and purchase accounting adjustments. Q1 F’25 SUMMARY:Q1 F’25 vs. Q4 F’24 (millions of USD) $104 $106 $114 $118 $110 $111 $119 $115 $132 16% 13% 15% 16% 15% 14% 16% 17% 10% 0% 5% 10% 15% $50 $75 $100 $125 $150 Q1 F'23 12.8% (17.0%) - Q2 F'23 5.2% (8.9%) - Q3 F'23 3.4% (4.8%) - Q4 F'23 9.5% 2.0% - Q1 F'24 1.4% 4.6% - Q2 F'24 2.5% 2.0% - Q3 F'24 4.4% (0.6%) - Q4 F'24 (1.8%) (1.2%) - Q1 F'25 0.7% 3.6% 15.0% SALES & SEGMENT PROFIT % Q1 F’25 Q1 F’24 Change Sales $ 131.6 $ 110.4 19.3% Segment Profit 13.1 16.7 (21.7%) Segment Profit % 10.0% 15.2% - 520 bps Organic For. Curr. Acquisitions • Organic sales growth in the low-single digit percentages in F’25. • Growth in segment profit. OUTLOOK: (millions of USD)

Investor Relations Brady Contact: Ann Thornton Investor Relations 414-438-6887 Ann_Thornton@bradycorp.com See our website at www.bradycorp.com/investors 15

Appendix GAAP to Non-GAAP Reconciliations

Non-GAAP Reconciliations 17 2024 2023 58,800$ 59,402$ Amortization expense 4,713 2,355 Non-recurring acquisition-related costs and other expenses 5,059 - 68,572$ 61,757$ 2024 2023 12,017$ 12,161$ Amortization expense 1,133 546 Non-recurring acquisition-related costs and other expenses 1,265 - 14,415$ 12,707$ GAAP to NON-GAAP MEASURES Adjusted Income Before Income Taxes: (Unaudited; Dollars in Thousands, Except Per Share Amounts) Brady is presenting the non-GAAP measure, "Adjusted Income Before Income Taxes." This is not a calculation based upon GAAP. The amounts included in this non-GAAP measure are derived from amounts included in the Consolidated Financial Statements and supporting footnote disclosures. We do not view these items to be part of our ongoing results. We believe this profit measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of the GAAP measure of Income before income taxes to the non-GAAP measure of Adjusted Income Before Income Taxes: Three months ended October 31, Income before income taxes (GAAP measure) In accordance with the U.S. Securities and Exchange Commission’s Regulation G, the following provides definitions of the non-GAAP measures used in the earnings release and the reconciliation to the most closely related GAAP measure. Adjusted Income Tax Expense (non-GAAP measure) Adjusted Income Before Income Taxes (non-GAAP measure) Income tax expense (GAAP measure) Adjusted Income Tax Expense: Brady is presenting the non-GAAP measure, "Adjusted Income Tax Expense." This is not a calculation based upon GAAP. The amounts included in this non-GAAP measure are derived from amounts included in the Consolidated Financial Statements and supporting footnote disclosures. We do not view these items to be part of our ongoing results. We believe this measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of the GAAP measure of Income tax expense to the non-GAAP measure of Adjusted Income Tax Expense: Three months ended October 31,

Non-GAAP Reconciliations 18 2024 2023 46,783$ 47,241$ Amortization expense 3,580 1,809 Non-recurring acquisition-related costs and other expenses 3,794 - 54,157$ 49,050$ 2024 2023 $ 0.97 $ 0.97 Amortization expense 0.07 0.04 Non-recurring acquisition-related costs and other expenses 0.08 - 1.12$ 1.00$ Diluted EPS Excluding Certain Items Guidance: Low High Earnings per diluted Class A Common Share (GAAP measure) $ 4.02 $ 4.32 Amortization expense 0.30 0.30 Non-recurring acquisition-related costs and other expenses 0.08 0.08 Adjusted Diluted EPS (non-GAAP measure) 4.40$ 4.70$ Fiscal 2025 Expectations Adjusted Diluted EPS (non-GAAP measure) Adjusted Net Income (non-GAAP measure) Brady is presenting the non-GAAP measure, "Adjusted Net Income." This is not a calculation based upon GAAP. The amounts included in this non-GAAP measure are derived from amounts included in the Consolidated Financial Statements and supporting footnote disclosures. We do not view these items to be part of our ongoing results. We believe this measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of the GAAP measure of Net income to the non-GAAP measure of Adjusted Net Income: Net income (GAAP measure) Adjusted Diluted EPS: Three months ended October 31, Net income per Class A Nonvoting Common Share (GAAP measure) Three months ended October 31, Brady is presenting the non-GAAP measure, "Adjusted Diluted EPS." This is not a calculation based upon GAAP. The amounts included in this non-GAAP measure are derived from amounts included in the Consolidated Financial Statements. We do not view these items to be part of our ongoing results. We believe this measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of the GAAP measure of Net income per Class A Nonvoting Common Share to the non-GAAP measure of Adjusted Diluted EPS (Note that certain amounts will not foot due to rounding): GAAP to NON-GAAP MEASURES (Unaudited; Dollars in Thousands, Except Per Share Amounts) Adjusted Net Income: In accordance with the U.S. Securities and Exchange Commission’s Regulation G, the following provides definitions of the non-GAAP measures used in the earnings release and the reconciliation to the most closely related GAAP measure.